UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D. C. 20549

                                         FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                  February 19, 2003
------------------------------------------------
Date of Report (Date of earliest event reported)


                             PEOPLES BANCORP INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number


                                      Ohio
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   31-0987416
                      ------------------------------------
                      (I.R.S. Employer Identification No.)


                       138 Putnam Street
                           PO Box 738
                         Marietta, Ohio                      45750
            ---------------------------------------        ----------
            (Address of principal executive office)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         Peoples announced the company will make an investor presentation at the sixth annual Midwest 2003 Super-Community Bank Conference. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Regulation FD Disclosure
         Not applicable.

    EXHIBIT NUMBER            DESCRIPTION
    --------------            ------------
          99                  News Release issued February 19, 2003

..

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  February 20, 2003             PEOPLES BANCORP INC.
                                     --------------------
                                     Registrant



                                 By: ROBERT E. EVANS
                                     -------------------------------------
                                     Robert E. Evans
                                     President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number      Description                                Page
--------------      -------------------------------------      ----
99                  News Release issued February 19, 2003       4